UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2019

AXIS CAPITAL HOLDINGS LIMITED
(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road
Pembroke, Bermuda HM 08
(Address of principal executive offices, including zip code)

(441) 496-2600
(Registrant's telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, par value $0.0125 per share	AXS	New York Stock Exchange
5.50% Series D preferred shares	AXS PRD	New York Stock Exchange
Depositary Shares, each representing a 1/100th interest in a 5.50% Series E preferred share	AXS PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          On December 4, 2019, Richard Strachan resigned from his position as Chief Operations Officer of AXIS Capital Holdings Limited (the “Company”). Mr. Strachan has agreed to remain in a transitional role through January 2020.

On December 5, 2019, Robert Friedman and Maurice Keane each notified the Board of Directors of the Company of their respective retirement from the Board of Directors of the Company effective as of May 31, 2020.

(d)          On December 5, 2019, the Board of Directors of the Company, upon the recommendation of its Corporate Governance and Nominating Committee, appointed Anne Melissa Dowling as a member of the Company’s Board of Directors and its Audit, Corporate Governance and Nominating and Finance Committees effective January 1, 2020. Ms. Dowling joins the Board as a Class III director. She will receive the respective annual retainers for service on the Company’s Board, Audit, Corporate Governance and Nominating and Finance Committees in accordance with the Company’s Directors Compensation Program. Ms. Dowling is not party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 7.01              Regulation FD Disclosure

A copy of the press release issued on December 10, 2019 announcing the changes in the Company’s Board composition is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, as well as Exhibit 99 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act unless the Company expressly so incorporates such information by reference.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description of Document
99	Press Release dated December 10, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2019
AXIS CAPITAL HOLDINGS LIMITED
	By:	/s/ Conrad D. Brooks
Conrad D. Brooks
General Counsel